EXHIBIT INDEX


EXHIBIT NO.                     DESCRIPTION                            PAGE NO.

    2.1                    Asset Purchase Agreement dated                  5
                  as of July 2, 1998, by and among S-S
                  Technologies Inc., S-S Technologies Holdings
                  Ltd., the Registrant and Woodhead Canada Limited. Schedules and exhibits 7.1.8 and 8.1.3 to this Exhibit have not been filed with this Current
                  Report on Form 8-K. Registrant agrees to furnish supplementally to the Securities and Exchange
                  Commission, upon request, a copy of any omitted schedule or exhibit.

    2.2                    Letter Agreement dated July 31, 1998            79
                  between Woodhead Industries, Inc. and S-S
                  Technologies Inc.

    2.3                    Credit Agreement dated as of July 30,           81
                  1998 between Woodhead Canada Limited and Harris
                  Trust and Savings Bank. Exhibits B through E of this Exhibit have not been filed with this Current
                  Report on Form 8-K. Registrant agrees to furnish supplementally to the Securities and Exchange
                  Commission, upon request, a copy of any omitted exhibit.

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